UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2008

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Validus Holdings, Ltd. (“the Company”) is furnishing unaudited condensed consolidated pro forma information of Validus Holdings, Ltd. for the year ended December 31, 2007. A copy of this information is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Company is also furnishing the following consolidated financial statements of Talbot Holdings Ltd., a subsidiary of the Company: (a) consolidated balance sheets as at June 30, 2007 (unaudited) and December 31, 2006; (b) consolidated statements of operations and comprehensive income for the six months ended June 30, 2007 and 2006 (unaudited); (c) consolidated statements of cash flows for the six months ended June 30, 2007 and 2006 (unaudited); and (d) notes to consolidated financial statements (unaudited). A copy of these financial statements are attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
     The Company is furnishing the information in this Current Report on Form 8-K as required under Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the pro forma information and financial statements set forth in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
     The information set forth above under Item 2.02 “Results of Operations and Financial Condition” is furnished pursuant to this Item 7.01 and Exhibits 99.1 and 99.2 are hereby incorporated by reference into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Validus Holdings, Ltd. Unaudited Condensed Consolidated Pro Forma Information for the year ended December 31, 2007.

99.2	Talbot Holdings Ltd. Consolidated Financial Statements, including (a) Consolidated Balance Sheets as at June 30, 2007 (unaudited) and December 31, 2006; (b) Consolidated Statements of Operations and Comprehensive Income for the Six Months Ended June 30, 2007 and 2006 (unaudited); (c) Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2007 and 2006 (unaudited); (d) Notes to Consolidated Financial Statements (unaudited).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2008

VALIDUS HOLDINGS, LTD.
(Registrant)

By:	/s/ Joseph E. (Jeff) Consolino
Name: Joseph E. (Jeff) Consolino
Title: Executive Vice President & Chief Financial Officer